                                                                  Exhibit 10.12c

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated as of the 29th day of February 2000 between Juno Online Services, Inc. (the "Company") and Charles Ardai (the "Employee").

WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of April 26, 1999 (the "Employment Agreement") pursuant to which the Employee is employed by the Company;

WHEREAS, the Company and the Employee desire to amend the Employment Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT TO COMPENSATION PROVISIONS. Section 2 of the Employment Agreement is amended as follows:

     a. In Section 2(a), the Compensation Period shall begin on January 1, 2000 and shall end on December 31, 2000.

     b. In Section 2(a), the figure set forth as the Employee's base salary shall be replaced with $225,000. This new figure shall remain subject to all of the provisions of Section 2(a).

     c.   Section 2(b) shall be replaced in its entirety with the following:

               "(b) SEMI-ANNUAL BONUS DURING THE COMPENSATION PERIOD. As compensation for the Employee's services during the Compensation Period, the Company shall pay the Employee a semi-annual bonus of $50,000 on or about June 30 and December 31 of each year during the Compensation Period, provided that Employee is employed by the Company on such date."

2. NO OTHER AMENDMENTS. Except as expressly amended as provided herein, the Employment Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

3. SEVERABILITY. The holding of any provision of this amendment to be illegal, invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this amendment, which shall remain in full force and effect.

4. GOVERNING LAW. This amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without regard to conflicts-of-laws-principles.)

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

JUNO ONLINE SERVICES, INC.

By: /s/ David E. Shaw
   ----------------------------------
        David E. Shaw
        Chairman of the Board of Directors

EMPLOYEE:

    /s/ Charles Ardai
   ----------------------------------
        Charles Ardai